UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 13, 2015

HALLIBURTON COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-03492	No. 75-2677995
(Commission File Number)	(IRS Employer Identification No.)

3000 North Sam Houston Parkway East Houston, Texas	77032
(Address of Principal Executive Offices)	(Zip Code)

(281) 871-2699
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On November 13, 2015, Halliburton Company (the "Company") issued $1,250,000,000 aggregate principal amount of 2.700% Senior Notes due 2020 (the "2020 Notes"), $1,250,000,000 aggregate principal amount of 3.375% Senior Notes due 2022 (the "2022 Notes"), $2,000,000,000 aggregate principal amount of 3.800% Senior Notes due 2025 (the "2025 Notes"), $1,000,000,000 aggregate principal amount of 4.850% Senior Notes due 2035 (the "2035 Notes") and $2,000,000,000 aggregate principal amount of 5.000% Senior Notes due 2045 (the "2045 Notes," and together with the 2020 Notes, the 2022 Notes, the 2025 Notes and the 2035 Notes, the "Notes"). The Notes were sold pursuant to an Underwriting Agreement, dated November 5, 2015, among the Company, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA Inc. and the several other underwriters named therein, as previously reported on the Company's Form 8-K filed on November 10, 2015.

The Notes were issued under an Indenture, dated as of October 17, 2003 (the "Base Indenture"), as supplemented with respect to the Notes by the Eighth Supplemental Indenture (the "Supplemental Indenture" and, together with the Base Indenture, the "Indenture") dated as of November 13, 2015, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank. The Base Indenture is incorporated by reference herein. A copy of the Supplemental Indenture is attached as an exhibit to this Form 8-K and is incorporated by reference herein.

The Company will pay interest on the Notes of each series on May 15 and November 15 of each year, beginning on May 15, 2016. The 2020 Notes will mature on November 15, 2020, the 2022 Notes will mature on November 15, 2022, the 2025 Notes will mature on November 15, 2025, the 2035 Notes will mature on November 15, 2035 and the 2045 Notes will mature on November 15, 2045. The Company may redeem some or all of the Notes of each series at any time and from time to time at the redemption prices, plus accrued and unpaid interest, as set forth in the Supplemental Indenture. If the Company does not consummate the acquisition of Baker Hughes Incorporated pursuant to the Agreement and Plan of Merger, dated as of November 16, 2014 (the "Merger Agreement"), on or prior to November 13, 2016 or, if prior to such date, the Merger Agreement is terminated for any reason, then, in either case, the Company must redeem all of the 2020 Notes and 2022 Notes at the redemption prices, plus accrued and unpaid interest, as set forth in the Supplemental Indenture. The Notes are the Company's general, senior unsecured indebtedness and rank equally with all of the Company's existing and future senior unsecured indebtedness. The Notes will effectively rank junior to any future secured indebtedness of the Company, to the extent of the value of the collateral securing such indebtedness, unless and to the extent the Notes are entitled to be equally and ratably secured.

The offering of the Notes was made pursuant to a registration statement on Form S-3 (No. 333-202246) of the Company, as amended by Post-Effective Amendment No. 1 thereto (the "Registration Statement"). Post-Effective Amendment No. 1 was automatically effective upon acceptance by the Securities and Exchange Commission (the "SEC") on October 27, 2015. Certain terms of the Notes and the Indenture are further described in the prospectus dated October 26, 2015 (filed October 27, 2015), together with the prospectus supplement dated November 5, 2015 filed with the SEC on November 6, 2015 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, which description is incorporated by reference herein. The description of the Notes is qualified in its entirety by the provisions of the Notes and the Indenture, each of which is attached as an exhibit to this Form 8-K and is incorporated by reference herein.

In connection with the offering of the Notes, the Company is filing exhibits as part of this Form 8-K that are to be incorporated by reference in their entirety into the Registration Statement.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits.

4.1	Indenture, dated as of October 17, 2003, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (incorporated by reference to Exhibit 4.1 to the Company's Form 10-Q for the quarter ended September 30, 2003, File No. 001-03492).

4.2	Eighth Supplemental Indenture, dated as of November 13, 2015, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank.

4.3	Form of Global Note for the Company's 2.700% Senior Notes due 2020 (included as part of Exhibit 4.2).

4.4	Form of Global Note for the Company's 3.375% Senior Notes due 2022 (included as part of Exhibit 4.2).

4.5	Form of Global Note for the Company's 3.800% Senior Notes due 2025 (included as part of Exhibit 4.2).

4.6	Form of Global Note for the Company's 4.850% Senior Notes due 2035 (included as part of Exhibit 4.2).

4.7	Form of Global Note for the Company's 5.000% Senior Notes due 2045 (included as part of Exhibit 4.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: November 13, 2015	By:	/s/ Bruce A. Metzinger
Bruce A. Metzinger
Assistant Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER                                        EXHIBIT DESCRIPTION

4.1	Indenture, dated as of October 17, 2003, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (incorporated by reference to Exhibit 4.1 to the Company's Form 10-Q for the quarter ended September 30, 2003, File No. 001-03492).

4.2	Eighth Supplemental Indenture, dated as of November 13, 2015, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank.

4.3	Form of Global Note for the Company's 2.700% Senior Notes due 2020 (included as part of Exhibit 4.2).

4.4	Form of Global Note for the Company's 3.375% Senior Notes due 2022 (included as part of Exhibit 4.2).

4.5	Form of Global Note for the Company's 3.800% Senior Notes due 2025 (included as part of Exhibit 4.2).

4.6	Form of Global Note for the Company's 4.850% Senior Notes due 2035 (included as part of Exhibit 4.2).

4.7	Form of Global Note for the Company's 5.000% Senior Notes due 2045 (included as part of Exhibit 4.2).

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